TABLE OF CONTENTS

CLAUSE            HEADING

1                 DEFINITIONS AND INTERPRETATION
1.1               Definitions
1.2               Interpretation

2                 AGREEMENT TO SELL AND PURCHASE THE SHARES
2.1               Sale and Purchase of the Shares

3                 PURCHASE PRICE AND PAYMENT
3.1               Basic Purchase Price
3.2               Adjustment of the Basic Price
3.3               Determination of Net Working Capital
3.4               Adjustments and cooperation
3.5               Payment

4                 MUTUAL REPRESENTATIONS AND WARRANTIES

5                 REPRESENTATIONS AND WARRANTIES OF STATOIL AND STATPET
5.1               Statoil representations as of the Signing Date
5.1.1             Navion Corporate Organisation
5.1.2             Capitalization of Navion. Title to the Shares
5.1.3             Navion Subsidiaries
5.1.4             Title to the Vessels
5.1.5             Patents and Trademarks
5.2               Representations by the Sellers as of the Effective Date
5.3               Statoil representations as of the Signing Date and the Effective Date
5.3.1             Financial Statements
5.3.2             Books and Accounts
5.3.3             Tax Matters
5.3.4             Assets
5.3.5             Environmental Matters
5.3.6             Insurances
5.3.7             Employees
5.3.8             Litigation and investigations
5.3.9             Consents, licences and permits
5.3.10            The Contracts
5.3.11            Accuracy of Information
5.3.12            Absence of Certain Changes
5.4               Statpet representations as of the Signing Date and Closing
5.5               No representation regarding SDFI

6                 REPRESENTATIONS AND WARRANTIES OF BUYER
6.1               Financial capability, Acquisition for its own account, No Litigation
6.2               Consents and Approvals, Non-violation

7                 COVENANTS OF SELLERS
7.1               Conduct of business
7.2               Sale of Ownership Shares in Fields

8                 COVENANTS OF THE BUYER
8.1               Covenants prior to Closing
8.2               Confidentiality obligations
8.3               Covenants after Closing

9                 MUTUAL COVENANTS
9.1               Further Assurances

10                CONDITIONS FOR SIGNING AND CLOSING
10.1              Signing deliveries of the Buyer
10.2              Conditions to the Parties’ Obligations on Closing
10.3              Closing
10.4              Closing deliveries of the Sellers
10.5              Closing deliveries of the Buyer
10.6              Closing Mechanics

11                BREACH OF AGREEMENT
11.1              Breach by the Sellers
11.2              Breach by the Buyer
11.3              General

12                LIMITED INDEMNIFICATION
12.1              Indemnification
12.2              Procedure
12.3              Limitations on payments by Sellers
12.4              Time limitations
12.5              Indemnification by the Buyer
12.6              Cooperation

13                TERMINATION
13.1              Termination before Closing
13.2              Termination after Closing
13.3              Effect of Termination

14                MISCELLANEOUS
14.1              Expenses
14.2              Entire Agreement
14.3              Public Announcements
14.4              Clause and Clause Headings
14.5              Counterparts
14.6              Amendments
14.7              Notices
14.8              Non Competition and Non Solicitation
14.9              Confidentiality Agreement
14.10             Governing Law and Jurisdiction

SCHEDULES

Schedule 1.1                     Buyer Parent Guarantee
Schedule 1.1                     Navion Reorganisation
Schedule 1.1                     Navion Subsidiaries
Schedule 1.1                     Performance Guarantee
Schedule 1.1                     Signing Date Disclosure Letter
Schedule 5.1.3                   Navion Subsidiaries
Schedule 5.1.5                   Patents and Trademarks
Schedule 5.3.8                   Litigation and Investigations
Schedule 8.3 (c)                 TMP Personnel
Schedule 10.4 (b)                Letter of resignation
Schedule 10.4 (f)                Navion Reorganisation
Schedule 10.5 (b)                Statement of none awareness
Schedule 10.5 (c)                Statement certifying the accuracy and correctness of representations and warranties